UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2004 (April 16, 2004)

BANCORPSOUTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Mississippi	1-12991	64-0659571

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (662) 680-2000

Item 7. Financial Statements and Exhibits.

     (c) The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press Release issued on April 16, 2004 by BancorpSouth, Inc.

Item 12. Results of Operations and Financial Condition.

On April 16, 2004, BancorpSouth, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

By:	/s/ L. Nash Allen, Jr.

L. Nash Allen, Jr. Treasurer and Chief Financial Officer

Date:  April 19, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued on April 16, 2004 by BancorpSouth, Inc.